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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 2003
         ------------------------------------------------



                                W. R. GRACE & CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                       1-13953                 65-0773649
-----------------------------      --------------------      -------------------
(State or other jurisdiction         (Commission File          (IRS Employer
      of incorporation)                   Number)            Identification No.)



                 7500 Grace Drive, Columbia, Maryland      21044
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 410/531-4000
                                                            ------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT




Item 9. Regulation FD Disclosure (provided under Item 12).
        --------------------------------------------------

        On July 23, 2003, W. R. Grace & Co. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1. The information in Exhibit 99.1 is being furnished under Item 12 of this Report on Form 8-K.





                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                      W. R. GRACE & CO.
                                                  ------------------------
                                                         (Registrant)



                                                  By   /s/ Mark A. Shelnitz
                                                       --------------------
                                                         Mark A. Shelnitz
                                                            Secretary


Dated:  July 24, 2003



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                                W. R. GRACE & CO.

                           Current Report on Form 8-K


                                  Exhibit Index
                                  -------------


Exhibit No.    Description
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99.1           Press release issued by W. R. Grace & Co. announcing financial results for the 2003 second quarter